PORTFOLIO OF INVESTMENTS – as of March 31, 2023 (Unaudited)

Loomis Sayles Strategic Alpha Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 81.3% of Net Assets
Non-Convertible Bonds – 77.3%
	ABS Car Loan – 4.9%
$2,660,000	American Credit Acceptance Receivables Trust, Series 2020-4, Class D, 1.770%, 12/14/2026, 144A	$2,558,836
708,328	Avid Automobile Receivables Trust, Series 2019-1, Class C, 3.140%, 7/15/2026, 144A	705,838
1,035,000	Avid Automobile Receivables Trust, Series 2019-1, Class D, 4.030%, 7/15/2026, 144A	1,033,687
330,000	Avis Budget Rental Car Funding AESOP LLC, Series 2018-1A, Class C, 4.730%, 9/20/2024, 144A	328,729
1,165,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class C, 4.240%, 9/22/2025, 144A	1,123,156
1,565,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class B, 2.680%, 8/20/2026, 144A	1,457,119
2,360,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class C, 3.020%, 8/20/2026, 144A	2,155,692
1,200,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class B, 2.960%, 2/20/2027, 144A	1,112,082
1,800,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class C, 4.250%, 2/20/2027, 144A	1,681,600
610,000	Carvana Auto Receivables Trust, Series 2021-N4, Class D, 2.300%, 9/11/2028	565,918
1,180,000	Credit Acceptance Auto Loan Trust, Series 2020-3A, Class C, 2.280%, 2/15/2030, 144A	1,115,833
559,333	DT Auto Owner Trust, Series 2019-2A, Class D, 3.480%, 2/18/2025, 144A	557,245
1,110,000	DT Auto Owner Trust, Series 2020-3A, Class D, 1.840%, 6/15/2026, 144A	1,041,731
2,290,000	DT Auto Owner Trust, Series 2022-2A, Class D, 5.460%, 3/15/2028, 144A	2,237,839
1,265,000	Exeter Automobile Receivables Trust, Series 2020-2A, Class D, 4.730%, 4/15/2026, 144A	1,254,849
222,532	Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.320%, 7/15/2025	221,177
635,000	First Investors Auto Owner Trust, Series 2019-2A, Class D, 2.800%, 12/15/2025, 144A	623,014
1,475,000	First Investors Auto Owner Trust, Series 2019-2A, Class E, 3.880%, 1/15/2026, 144A	1,448,708
3,305,000	Flagship Credit Auto Trust, Series 2019-2, Class D, 3.530%, 5/15/2025, 144A	3,249,305
1,547,758	GLS Auto Receivables Issuer Trust, Series 2020-3A, Class C, 1.920%, 5/15/2025, 144A	1,539,072
3,120,000	GLS Auto Receivables Issuer Trust, Series 2021-4A, Class D, 2.480%, 10/15/2027, 144A	2,850,428
1,889,000	Hertz Vehicle Financing III LLC, Series 2022-1A, Class D, 4.850%, 6/25/2026, 144A	1,713,055
1,493,000	Hertz Vehicle Financing III LLC, Series 2022-3A, Class D, 6.310%, 3/25/2025, 144A	1,469,184
740,000	Hertz Vehicle Financing III LLC, Series 2023-2A, Class D, 9.400%, 9/25/2029, 144A	756,116
1,050,000	Hertz Vehicle Financing LLC, Series 2022-4A, Class D, 6.560%, 9/25/2026, 144A	1,000,120

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
Non-Convertible Bonds – continued
	ABS Car Loan – continued
$910,000	Prestige Auto Receivables Trust, Series 2019-1A, Class E, 3.900%, 5/15/2026, 144A	$896,742
1,140,000	Santander Drive Auto Receivables Trust, Series 2020-2, Class D, 2.220%, 9/15/2026	1,113,546
1,675,000	Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.650%, 2/17/2026, 144A	1,593,785
1,920,000	Westlake Automobile Receivables Trust, Series 2022-2A,Class D, 5.480%, 9/15/2027, 144A	1,866,461

		39,270,867

	ABS Home Equity – 7.0%
127,264	Alternative Loan Trust, Series 2004-16CB, Class 1A1, 5.500%, 7/25/2034	122,561
126,702	Alternative Loan Trust, Series 2004-16CB, Class 3A1, 5.500%, 8/25/2034	122,569
112,377	Alternative Loan Trust, Series 2005-J1, Class 2A1, 5.500%, 2/25/2025	108,935
300,000	American Homes 4 Rent Trust, Series 2014-SFR2, Class D, 5.149%, 10/17/2036, 144A	296,637
2,170,000	American Homes 4 Rent Trust, Series 2014-SFR2, Class E, 6.231%, 10/17/2036, 144A	2,150,287
1,200,000	American Homes 4 Rent Trust, Series 2014-SFR3, Class E, 6.418%, 12/17/2036, 144A	1,186,950
219,110	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	210,966
183,106	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	181,951
115,297	Banc of America Funding Trust, Series 2007-4, Class 5A1, 5.500%, 11/25/2034	102,919
2,315,000	BINOM Securitization Trust, Series 2022-RPL1, Class M1, 3.000%, 2/25/2061, 144A(a)	1,704,379
1,722,165	CIM Trust, Series 2021-NR2, Class A1, 2.568%, 7/25/2059, 144A(a)	1,640,509
2,829,566	Citigroup Mortgage Loan Trust, Inc., Series 2019-E, Class A1, 6.228%, 11/25/2070, 144A(a)	2,823,871
358,956	Connecticut Avenue Securities Trust, Series 2020-R01, Class 1M2, 1 mo. USD LIBOR + 2.050%, 6.895%, 1/25/2040, 144A(b)	360,060
1,256,450	Connecticut Avenue Securities Trust, Series 2022- R06, Class 1M1, 30 day USD SOFR Average + 2.750%, 7.310%, 5/25/2042, 144A(b)	1,273,726
1,830,000	CoreVest American Finance Ltd., Series 2019-2, Class B, 3.424%, 6/15/2052, 144A	1,653,405
245,000	CoreVest American Finance Ltd., Series 2020-2, Class C, 4.598%, 5/15/2052, 144A(a)	229,905
1,340,000	CoreVest American Finance Ltd., Series 2020-4, Class C, 2.250%, 12/15/2052, 144A	1,098,952
260,197	Countrywide Alternative Loan Trust, Series 2003-22CB, Class 1A1, 5.750%, 12/25/2033	257,718
305,908	Countrywide Alternative Loan Trust, Series 2004-J10, Class 2CB1, 6.000%, 9/25/2034	296,517
33,074	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB4, Class 2A1, 4.152%, 9/20/2034(a)	29,046

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
Non-Convertible Bonds – continued
	ABS Home Equity – continued
$1,204,841	Credit Suisse Mortgage Trust, Series 2020-RPL3, Class A1, 2.691%, 3/25/2060, 144A(a)	$1,192,228
1,950,695	Credit Suisse Mortgage Trust, Series 2021-RPL4, Class A1, 1.796%, 12/27/2060, 144A(a)	1,800,250
108,313	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-27, Class 4A4, 5.750%, 11/25/2033	106,821
338,982	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1 mo. USD LIBOR + 0.660%, 5.421%, 9/19/2045(b)	207,169
962,883	Federal Home Loan Mortgage Corp., Series 2022-DNA4, Class M1A, 30 day USD SOFR Average + 2.200%, 6.760%, 5/25/2042, 144A(b)	967,253
1,715,000	FirstKey Homes Trust, Series 2020-SFR1, Class E, 2.791%, 8/17/2037, 144A	1,574,560
4,165,000	FirstKey Homes Trust, Series 2020-SFR2, Class E, 2.668%, 10/19/2037, 144A	3,779,642
204,493	GCAT Trust, Series 2019-RPL1, Class A1, 2.650%, 10/25/2068, 144A(a)	192,293
234,375	Home Partners of America Trust, Series 2021-1, Class E, 2.577%, 9/17/2041, 144A	186,005
360,349	IndyMac Index Mortgage Loan Trust, Series 2004-AR7, Class A5, 1 mo. USD LIBOR + 1.220%, 6.065%, 9/25/2034(b)	305,531
1,605,176	IndyMac Index Mortgage Loan Trust, Series 2006-AR2, Class 2A1, 1 mo. USD LIBOR + 0.420%, 5.265%, 2/25/2046(b)	1,109,103
584,460	JPMorgan Mortgage Trust, Series 2004-S1, Class 2A1, 6.000%, 9/25/2034	569,319
1,350,035	Legacy Mortgage Asset Trust, Series 2020-GS1, Class A1, 5.882%, 10/25/2059, 144A(a)	1,348,452
266,278	Lehman XS Trust, Series 2006-2N, Class 1A1, 1 mo. USD LIBOR + 0.520%, 5.365%, 2/25/2046(b)	225,452
181,107	MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 5A1, 4.750%, 5/25/2034(a)	169,021
142,990	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1, 5.250%, 11/25/2033	137,505
111,433	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1, 5.500%, 6/25/2034	108,562
146,936	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1, 6.000%, 6/25/2034	145,582
438,947	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1, 6.000%, 9/25/2034	422,518
18,802	Merrill Lynch Mortgage Investors Trust, Series 2006-2, Class 2A, 4.120%, 5/25/2036(a)	17,909
245,000	Mill City Mortgage Loan Trust, Series 2021-NMR1, Class M2, 2.500%, 11/25/2060, 144A(a)	205,704
265,463	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 4A2, 5.500%, 11/25/2035	180,564
507,053	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035	465,800
1,005,000	Progress Residential Trust, Series 2019-SFR3, Class D, 2.871%, 9/17/2036, 144A	953,488
785,000	Progress Residential Trust, Series 2020-SFR3, Class E, 2.296%, 10/17/2027, 144A	705,727
795,000	Progress Residential Trust, Series 2021-SFR2, Class E2, 2.647%, 4/19/2038, 144A	689,664

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
Non-Convertible Bonds – continued
	ABS Home Equity – continued
$570,000	Progress Residential Trust, Series 2021-SFR3, Class E1, 2.538%, 5/17/2026, 144A	$496,091
470,000	Progress Residential Trust, Series 2021-SFR3, Class E2, 2.688%, 5/17/2026, 144A	409,809
930,000	Progress Residential Trust, Series 2021-SFR5, Class E1, 2.209%, 7/17/2038, 144A	792,937
400,000	Progress Residential Trust, Series 2021-SFR5, Class E2, 2.359%, 7/17/2038, 144A	339,651
585,000	Progress Residential Trust, Series 2021-SFR6, Class E2, 2.525%, 7/17/2038, 144A	509,520
415,000	Progress Residential Trust, Series 2021-SFR7, Class E2, 2.640%, 8/17/2040, 144A	343,692
932,806	PRPM LLC, Series 2021-2, Class A1, 2.115%, 3/25/2026, 144A(a)	880,097
2,803,983	PRPM LLC, Series 2021-4, Class A1, 1.867%, 4/25/2026, 144A(a)	2,668,849
1,674,988	PRPM LLC, Series 2021-9, Class A1, 2.363%, 10/25/2026, 144A(a)	1,581,473
1,714,399	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1, 1 mo. USD LIBOR + 0.310%, 5.155%, 7/25/2035(b)	1,061,038
3,593,824	Towd Point Mortgage Trust, Series 2019-4, Class A1, 2.900%, 10/25/2059, 144A(a)	3,349,622
1,040,000	Tricon American Homes, Series 2020-SFR1, Class E, 3.544%, 7/17/2038, 144A	971,012
1,170,000	Tricon American Homes Trust, Series 2020-SFR2, Class E1, 2.730%, 11/17/2039, 144A	978,549
396,864	VCAT LLC, Series 2021-NPL1, Class A1, 2.289%, 12/26/2050, 144A(a)	378,671
931,944	VCAT LLC, Series 2021-NPL5, Class A1, 1.868%, 8/25/2051, 144A(a)	860,070
1,096,719	VOLT XCII LLC, Series 2021-NPL1, Class A1, 1.893%, 2/27/2051, 144A(a)	1,002,780
2,882,044	VOLT XCIII LLC, Series 2021-NPL2, Class A1, 1.893%, 2/27/2051, 144A(a)	2,648,593
1,587,913	VOLT XCIV LLC, Series 2021-NPL3, Class A1, 2.240%, 2/27/2051, 144A(a)	1,485,962
1,769,844	VOLT XCVI LLC, Series 2021-NPL5, Class A1, 2.116%, 3/27/2051, 144A(a)	1,662,216

		56,038,617

	ABS Other – 3.9%
285,747	AASET LLC, Series 2022-1A, Class A, 6.000%, 5/16/2047, 144A	279,962
382,497	Accelerated Assets LLC, Series 2018-1, Class B, 4.510%, 12/02/2033, 144A	366,910
2,218,114	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 7.072%, 2/15/2040, 144A(a)	717,853
1,691,630	Apollo Aviation Securitization Equity Trust, Series 2021-1A, Class A, 2.950%, 11/16/2041, 144A	1,524,192
2,340,000	BHG Securitization Trust, Series 2022-A, Class B, 2.700%, 2/20/2035, 144A	2,089,943

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
Non-Convertible Bonds – continued
	ABS Other – continued
$790,103	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class A, 4.213%, 12/16/2041, 144A(a)	$707,150
878,875	DB Master Finance LLC, Series 2021-1A, Class A2II, 2.493%, 11/20/2051, 144A	746,081
462,224	Diamond Resorts Owner Trust, Series 2019-1A,Class B, 3.530%, 2/20/2032, 144A	443,197
267,817	FREED ABS Trust, Series 2021-2, Class C, 1.940%, 6/19/2028, 144A	262,257
207,289	Hilton Grand Vacations Trust, Series 2018-AA, Class C, 4.000%, 2/25/2032, 144A	198,628
389,604	Horizon Aircraft Finance I Ltd., Series 2018-1, Class A, 4.458%, 12/15/2038, 144A	338,709
840,858	Horizon Aircraft Finance III Ltd., Series 2019-2, Class A, 3.425%, 11/15/2039, 144A	671,322
753,181	HPEFS Equipment Trust, Series 2020-1A, Class D, 2.260%, 2/20/2030, 144A	751,687
5,900,000	HPEFS Equipment Trust, Series 2020-2A, Class D, 2.790%, 7/22/2030, 144A	5,878,518
700,000	HPEFS Equipment Trust, Series 2021-1A, Class D, 1.030%, 3/20/2031, 144A	669,589
1,907,299	Kestrel Aircraft Funding Ltd., Series 2018-1A, Class A, 4.250%, 12/15/2038, 144A	1,605,545
801,528	MAPS Ltd., Series 2018-1A, Class A, 4.212%, 5/15/2043, 144A	710,496
1,292,169	MAPS Ltd., Series 2018-1A, Class B, 5.193%, 5/15/2043, 144A	934,052
310,000	Marlette Funding Trust, Series 2021-2A, Class C, 1.500%, 9/15/2031, 144A	289,615
183,441	MVW LLC, Series 2020-1A, Class C, 4.210%, 10/20/2037, 144A	170,396
178,019	MVW Owner Trust, Series 2019-1A, Class C, 3.330%, 11/20/2036, 144A	166,259
730,000	Navient Private Education Refi Loan Trust, Series 2020-HA, Class B, 2.780%, 1/15/2069, 144A	614,065
1,110,000	OneMain Financial Issuance Trust, Series 2020-1A, Class B, 4.830%, 5/14/2032, 144A	1,096,615
1,020,000	OneMain Financial Issuance Trust, Series 2020-2A, Class C, 2.760%, 9/14/2035, 144A	888,026
810,000	OneMain Financial Issuance Trust, Series 2021-1A, Class D, 2.470%, 6/16/2036, 144A	637,882
687,234	Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class C, 3.510%, 7/20/2037, 144A	641,612
250,000	Sierra Timeshare Receivables Funding LLC, Series 2023-1A, Class C, 7.000%, 1/20/2040, 144A(c)	249,960
961,848	SLAM Ltd., Series 2021-1A, Class B, 3.422%, 6/15/2046, 144A	802,152
1,700,558	SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.970%, 9/25/2037, 144A	1,519,564
314,421	Textainer Marine Containers VII Ltd., Series 2020-1A, Class A, 2.730%, 8/21/2045, 144A	289,652
3,595,156	TIF Funding II LLC, Series 2021-1A, Class A, 1.650%, 2/20/2046, 144A	3,030,515

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
Non-Convertible Bonds – continued
	ABS Other – continued
$1,519,825	WAVE Trust, Series 2017-1A, Class A, 3.844%, 11/15/2042, 144A	$1,206,543
530,116	Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.750%, 9/15/2043, 144A(a)	437,339
711,949	Willis Engine Structured Trust V, Series 2020-A, Class A, 3.228%, 3/15/2045, 144A	568,687

		31,504,973

	ABS Student Loan – 1.7%
168,308	Commonbond Student Loan Trust, Series 2021-AGS, Class B, 1.400%, 3/25/2052, 144A	132,959
1,027,703	Education Funding Trust, Series 2020-A, Class A, 2.790%, 7/25/2041, 144A	950,674
1,035,000	Navient Private Education Refi Loan Trust, Series 2018-A, Class B, 3.680%, 2/18/2042, 144A	987,322
1,775,000	Navient Private Education Refi Loan Trust, Series 2018-CA, Class B, 4.220%, 6/16/2042, 144A	1,659,756
3,410,000	Navient Private Education Refi Loan Trust, Series 2019-FA, Class B, 3.120%, 8/15/2068, 144A	2,793,068
695,000	Navient Private Education Refi Loan Trust, Series 2019-GA, Class B, 3.080%, 10/15/2068, 144A	560,764
320,000	Navient Private Education Refi Loan Trust, Series 2020-DA, Class B, 3.330%, 5/15/2069, 144A	273,203
1,290,000	Navient Private Education Refi Loan Trust, Series 2020-FA, Class B, 2.690%, 7/15/2069, 144A	1,071,268
810,000	Nelnet Student Loan Trust, Series 2021-DA, Class B, 2.900%, 4/20/2062, 144A	677,187
365,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 28 day Auction Rate Security, 8.297%, 6/15/2032(b)	364,310
1,087,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 28 day Auction Rate Security, 8.358%, 3/15/2033(b)	1,087,916
116,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A4, 28 day Auction Rate Security, 8.260%, 3/15/2033(b)	116,098
800,000	SMB Private Education Loan Trust, Series 2015-C, Class B, 3.500%, 9/15/2043, 144A	756,690
460,942	SMB Private Education Loan Trust, Series 2017-B, Class A2B, 1 mo. USD LIBOR + 0.750%, 5.434%, 10/15/2035, 144A(b)	455,210
190,000	SMB Private Education Loan Trust, Series 2018-B, Class B, 4.000%, 7/15/2042, 144A	171,896
510,000	SMB Private Education Loan Trust, Series 2018-C, Class B, 4.000%, 11/17/2042, 144A	464,161
1,350,000	SoFi Professional Loan Program Trust, Series 2020-A, Class BFX, 3.120%, 5/15/2046, 144A	1,123,840

		13,646,322

	ABS Whole Business – 0.8%
1,510,000	Applebee’s Funding LLC/IHOP Funding LLC, Series 2023-1A, Class A2, 7.824%, 3/05/2053, 144A(c)	1,527,636
2,975,063	Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2, 3.858%, 12/05/2049, 144A	2,574,756
1,841,682	Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.540%, 2/25/2044, 144A	1,808,728

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
Non-Convertible Bonds – continued
	ABS Whole Business – continued
$980,100	Wendy’s Funding LLC, Series 2019-1A, Class A2II, 4.080%, 6/15/2049, 144A	$893,632

		6,804,752

	Aerospace & Defense – 0.3%
620,000	Boeing Co., 3.375%, 6/15/2046	439,797
960,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	928,200
655,000	TransDigm, Inc., 6.750%, 8/15/2028, 144A	661,550
490,000	TransDigm, Inc., 8.000%, 12/15/2025, 144A	499,187

		2,528,734

	Airlines – 0.6%
4,970,545	United Airlines Pass-Through Trust, Series 2019-2, Class B, 3.500%, 11/01/2029	4,435,068
520,920	United Airlines Pass-Through Trust, Series 2020-1, Class B, 4.875%, 7/15/2027	502,318

		4,937,386

	Automotive – 2.0%
1,640,000	Allison Transmission, Inc., 4.750%, 10/01/2027, 144A	1,549,269
4,935,000	Aptiv PLC/Aptiv Corp., 2.396%, 2/18/2025	4,700,858
330,000	General Motors Co., 5.200%, 4/01/2045	277,970
2,530,000	General Motors Co., 5.400%, 4/01/2048	2,171,731
2,905,000	General Motors Co., 5.950%, 4/01/2049	2,697,360
1,365,000	General Motors Financial Co., Inc., 1.200%, 10/15/2024	1,277,558
765,000	General Motors Financial Co., Inc., 6.000%, 1/09/2028	782,989
1,455,000	General Motors Financial Co., Inc., Series A, (fixed rate to 9/30/2027, variable rate thereafter), 5.750%(d)	1,177,437
1,170,000	General Motors Financial Co., Inc., Series B, (fixed rate to 9/30/2028, variable rate thereafter), 6.500%(d)	983,656
470,000	General Motors Financial Co., Inc., Series C, (fixed rate to 9/30/2030, variable rate thereafter), 5.700%(d)	404,506

		16,023,334

	Banking – 7.2%
2,530,000	Ally Financial, Inc., Series B, (fixed rate to 5/15/2026, variable rate thereafter), 4.700%(d)	1,815,275

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
Non-Convertible Bonds – continued
	Banking – continued
$2,400,000	Ally Financial, Inc., Series C, (fixed rate to 5/15/2028, variable rate thereafter), 4.700%(d)	$1,600,800
2,200,000	Banco Santander SA, 5.147%, 8/18/2025	2,159,497
1,735,000	Barclays PLC, (fixed rate to 3/15/2028, variable rate thereafter), 4.375%(d)	1,186,068
4,460,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	3,498,230
1,095,000	BNP Paribas SA, (fixed rate to 3/25/2024, variable rate thereafter), 6.625%, 144A(d)	1,029,650
6,580,000	Citigroup, Inc., (fixed rate to 1/25/2025, variable rate thereafter), 2.014%, 1/25/2026	6,195,157
1,330,000	Citigroup, Inc., (fixed rate to 5/01/2024, variable rate thereafter), 0.981%, 5/01/2025	1,263,516
1,030,000	Credit Suisse Group AG, (fixed rate to 11/15/2032, variable rate thereafter), 9.016%, 11/15/2033, 144A	1,220,447
375,000	Credit Suisse Group AG, (fixed rate to 5/14/2031, variable rate thereafter), 3.091%, 5/14/2032, 144A	301,489
4,570,000	Credit Suisse Group AG, (fixed rate to 6/05/2025, variable rate thereafter), 2.193%, 6/05/2026, 144A	4,068,227
630,000	Credit Suisse Group AG, (fixed rate to 7/15/2025, variable rate thereafter), 6.373%, 7/15/2026, 144A	608,829
740,000	Credit Suisse Group AG, (fixed rate to 8/11/2027, variable rate thereafter), 6.442%, 8/11/2028, 144A	735,257
1,500,000	Credit Suisse Group AG, (fixed rate to 8/12/2032, variable rate thereafter), 6.537%, 8/12/2033, 144A	1,544,820
1,345,000	Deutsche Bank AG, (fixed rate to 10/07/2031, variable rate thereafter), 3.742%, 1/07/2033	973,119
5,280,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	3,937,772
1,135,000	HSBC Holdings PLC, (fixed rate to 3/09/2028, variable rate thereafter), 6.161%, 3/09/2029	1,166,893
6,595,000	JPMorgan Chase & Co., (fixed rate to 2/24/2025, variable rate thereafter), 2.595%, 2/24/2026	6,250,070
7,575,000	Morgan Stanley, (fixed rate to 10/21/2024, variable rate thereafter), MTN, 1.164%, 10/21/2025	7,075,277
6,595,000	Morgan Stanley, (fixed rate to 2/18/2025, variable rate thereafter), 2.630%, 2/18/2026	6,258,922
3,550,000	Standard Chartered PLC, (fixed rate to 11/18/2030, variable rate thereafter), 3.265%, 2/18/2036, 144A	2,776,852
2,255,000	UniCredit SpA, (fixed rate to 9/22/2025, variable rate thereafter), 2.569%, 9/22/2026, 144A	2,041,193

		57,707,360

	Building Materials – 1.2%
3,145,000	Cemex SAB de CV, 3.875%, 7/11/2031, 144A	2,620,143
3,360,000	Cemex SAB de CV, 5.200%, 9/17/2030, 144A	3,099,251
1,725,000	Cemex SAB de CV, 5.450%, 11/19/2029, 144A	1,624,006

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
Non-Convertible Bonds – continued
	Building Materials – continued
$2,330,000	Cemex SAB de CV, (fixed rate to 6/08/2026, variable rate thereafter), 5.125%, 144A(d)	$2,086,398

		9,429,798

	Cable Satellite – 4.0%
10,810,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2027, 144A	10,215,450
520,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.500%, 5/01/2026, 144A	505,700
225,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.300%, 2/01/2032	171,436
645,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.800%, 4/01/2031	519,202
330,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 4/01/2033	292,846
6,565,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 12/01/2061	4,485,718
1,800,000	CSC Holdings LLC, 3.375%, 2/15/2031, 144A	1,244,970
200,000	CSC Holdings LLC, 4.500%, 11/15/2031, 144A	144,202
9,810,000	CSC Holdings LLC, 4.625%, 12/01/2030, 144A	4,837,311
405,000	CSC Holdings LLC, 5.000%, 11/15/2031, 144A	205,086
405,000	CSC Holdings LLC, 5.750%, 1/15/2030, 144A	213,243
885,000	CSC Holdings LLC, 6.500%, 2/01/2029, 144A	735,004
3,175,000	DISH DBS Corp., 5.125%, 6/01/2029	1,690,687
6,305,000	DISH DBS Corp., 5.250%, 12/01/2026, 144A	5,030,728
680,000	DISH DBS Corp., 5.750%, 12/01/2028, 144A	507,450
1,625,000	Ziggo Bond Co. BV, 6.000%, 1/15/2027, 144A	1,499,241

		32,298,274

	Chemicals – 0.4%
1,045,000	Ashland LLC, 3.375%, 9/01/2031, 144A	854,215
1,915,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030, 144A	1,626,392
210,000	INEOS Quattro Finance 2 PLC, 3.375%, 1/15/2026, 144A	190,311

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
Non-Convertible Bonds – continued
	Chemicals – continued
$705,000	Orbia Advance Corp. SAB de CV, 2.875%, 5/11/2031, 144A	$554,581

		3,225,499

	Consumer Cyclical Services – 1.9%
490,000	Expedia Group, Inc., 2.950%, 3/15/2031	408,877
405,000	Expedia Group, Inc., 3.250%, 2/15/2030	350,972
1,080,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.250%, 12/01/2027, 144A	1,050,964
8,055,000	Uber Technologies, Inc., 4.500%, 8/15/2029, 144A	7,340,119
680,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	678,300
5,255,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	5,418,483
320,000	Uber Technologies, Inc., 8.000%, 11/01/2026, 144A	328,074

		15,575,789

	Consumer Products – 0.2%
1,605,000	Natura Cosmeticos SA, 4.125%, 5/03/2028, 144A	1,306,836

	Electric – 0.6%
3,025,000	Edison International, Series A, (fixed rate to 3/15/2026, variable rate thereafter), 5.375%(d)	2,675,101
1,490,000	Pacific Gas & Electric Co., 4.300%, 3/15/2045	1,120,933
685,000	Pacific Gas & Electric Co., 5.450%, 6/15/2027	677,797

		4,473,831

	Finance Companies – 3.9%
1,190,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.000%, 10/29/2028	1,038,897
855,000	Aircastle Ltd., Series A (fixed rate to 6/15/2026, variable rate thereafter), 5.250%, 144A(d)	623,808
1,530,000	Ares Capital Corp., 2.875%, 6/15/2028	1,258,135
3,400,000	Ares Capital Corp., 3.200%, 11/15/2031	2,592,443
580,000	Aviation Capital Group LLC, 1.950%, 1/30/2026, 144A	515,773
1,870,000	Barings BDC, Inc., 3.300%, 11/23/2026	1,655,021
2,535,000	Blackstone Secured Lending Fund, 2.125%, 2/15/2027	2,114,619
2,335,000	FS KKR Capital Corp., 3.125%, 10/12/2028	1,910,731

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
Non-Convertible Bonds – continued
	Finance Companies – continued
$1,040,000	Oaktree Specialty Lending Corp., 2.700%, 1/15/2027	$888,634
2,005,000	OneMain Finance Corp., 3.500%, 1/15/2027	1,682,720
5,000	OneMain Finance Corp., 6.875%, 3/15/2025	4,845
2,415,000	Owl Rock Capital Corp., 2.875%, 6/11/2028	1,958,173
1,415,000	Owl Rock Technology Finance Corp., 2.500%, 1/15/2027	1,173,006
7,915,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026, 144A	7,083,925
2,865,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	2,459,746
105,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	87,060
5,245,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	4,163,743

		31,211,279

	Financial Other – 1.2%
540,000	Agile Group Holdings Ltd., 5.500%, 4/21/2025	272,873
425,000	Agile Group Holdings Ltd., 5.500%, 5/17/2026	182,750
430,000	Agile Group Holdings Ltd., 5.750%, 1/02/2025	234,849
1,540,000	Agile Group Holdings Ltd., 6.050%, 10/13/2025	717,732
485,000	Central China Real Estate Ltd., 7.250%, 7/16/2024	105,623
410,000	Central China Real Estate Ltd., 7.250%, 8/13/2024	87,068
1,000,000	Central China Real Estate Ltd., 7.650%, 8/27/2023	250,830
625,000	Central China Real Estate Ltd., 7.750%, 5/24/2024	137,719
2,379,845	CFLD Cayman Investment Ltd., 2.500%, 1/31/2031, 144A	227,632
1,960,135	CFLD Cayman Investment Ltd., 2.500%, 1/31/2031, 144A	357,568
239,712	CFLD Cayman Investment Ltd., Zero Coupon, 0.000%-36.271%, 1/31/2031, 144A(e)	24,829
710,000	China Aoyuan Group Ltd., 6.350%, 2/08/2024(f)	67,691
645,000	China Aoyuan Group Ltd., 7.950%, 2/19/2023(f)	61,894
630,000	China Evergrande Group, 8.250%, 3/23/2022(f)	47,533
1,020,000	China Evergrande Group, 8.750%, 6/28/2025(f)	79,009

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
Non-Convertible Bonds – continued
	Financial Other – continued
$270,000	China Evergrande Group, 9.500%, 4/11/2022(f)	$20,639
220,000	China Evergrande Group, 9.500%, 3/29/2024(f)	16,936
1,110,000	CIFI Holdings Group Co. Ltd., 4.450%, 8/17/2026(g)	234,199
480,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	412,800
1,115,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.750%, 9/15/2024	1,087,581
640,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	600,518
125,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.250%, 5/15/2026	123,009
470,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.375%, 12/15/2025	461,633
1,875,000	Kaisa Group Holdings Ltd., 9.375%, 6/30/2024(f)	232,406
205,000	Kaisa Group Holdings Ltd., 9.950%, 7/23/2025(f)	25,578
855,000	Kaisa Group Holdings Ltd., 10.500%, 1/15/2025(f)	106,849
4,525,000	Kaisa Group Holdings Ltd., 11.250%, 4/16/2025(f)	565,942
2,045,000	Kaisa Group Holdings Ltd., 11.650%, 6/01/2026(f)	253,028
2,125,000	Kaisa Group Holdings Ltd., 11.700%, 11/11/2025(f)	265,115
645,000	KWG Group Holdings Ltd., 6.000%, 8/14/2026	167,565
845,000	KWG Group Holdings Ltd., 6.300%, 2/13/2026	222,345
400,000	Logan Group Co. Ltd., 4.250%, 7/12/2025(f)	91,216
230,000	Logan Group Co. Ltd., 4.850%, 12/14/2026(f)	52,937
825,000	Shimao Group Holdings Ltd., 3.450%, 1/11/2031(f)	123,882
725,000	Shimao Group Holdings Ltd., 5.200%, 1/16/2027(f)	102,981
610,000	Shimao Group Holdings Ltd., 6.125%, 2/21/2024(f)	89,682
410,000	Sunac China Holdings Ltd., 6.500%, 1/10/2025(f)	98,064
2,620,000	Sunac China Holdings Ltd., 6.500%, 1/26/2026(f)	625,656
205,000	Sunac China Holdings Ltd., 6.650%, 8/03/2024(f)	49,175
1,090,000	Sunac China Holdings Ltd., 7.000%, 7/09/2025(f)	260,891
210,000	Times China Holdings Ltd., 5.750%, 1/14/2027(f)	31,607

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
Non-Convertible Bonds – continued
	Financial Other – continued
$1,085,000	Times China Holdings Ltd., 6.200%, 3/22/2026(f)	$162,989
4,400,000	Yuzhou Group Holdings Co. Ltd., 6.350%, 1/13/2027(f)	399,620
325,000	Yuzhou Group Holdings Co. Ltd., 7.375%, 1/13/2026(f)	28,985
415,000	Yuzhou Group Holdings Co. Ltd., 7.700%, 2/20/2025(f)	39,969
555,000	Yuzhou Group Holdings Co. Ltd., 7.850%, 8/12/2026(f)	50,407
1,360,000	Zhenro Properties Group Ltd., 6.630%, 1/07/2026(f)	104,802
210,000	Zhenro Properties Group Ltd., 6.700%, 8/04/2026(f)	16,525
220,000	Zhenro Properties Group Ltd., 7.350%, 2/05/2025(f)	15,531

		9,996,662

	Food & Beverage – 0.7%
1,700,000	Aramark Services, Inc., 6.375%, 5/01/2025, 144A	1,712,512
1,015,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.000%, 2/02/2029, 144A	864,628
2,980,000	Pilgrim’s Pride Corp., 5.875%, 9/30/2027, 144A	2,962,120

		5,539,260

	Gaming – 1.4%
1,810,000	Genm Capital Labuan Ltd., 3.882%, 4/19/2031, 144A	1,406,317
2,355,000	Scientific Games International, Inc., 7.000%, 5/15/2028, 144A	2,331,450
910,000	Scientific Games International, Inc., 7.250%, 11/15/2029, 144A	911,756
2,670,000	VICI Properties LP/VICI Note Co., Inc., 3.875%, 2/15/2029, 144A	2,373,951
1,375,000	VICI Properties LP/VICI Note Co., Inc., 4.250%, 12/01/2026, 144A	1,282,897
1,140,000	VICI Properties LP/VICI Note Co., Inc., 4.500%, 9/01/2026, 144A	1,072,349
985,000	VICI Properties LP/VICI Note Co., Inc., 4.625%, 6/15/2025, 144A	952,312
815,000	VICI Properties LP/VICI Note Co., Inc., 5.625%, 5/01/2024, 144A	807,873

		11,138,905

	Government Owned – No Guarantee – 0.7%
2,350,000	Antares Holdings LP, 2.750%, 1/15/2027, 144A	1,914,059
2,790,000	Antares Holdings LP, 3.750%, 7/15/2027, 144A	2,358,917

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
Non-Convertible Bonds – continued
	Government Owned – No Guarantee – continued
$845,000	Antares Holdings LP, 3.950%, 7/15/2026, 144A	$728,753
4,801,000,000	Financiera de Desarrollo Territorial SA Findeter, 7.875%, 8/12/2024, 144A, (COP)	934,081

		5,935,810

	Health Care REITs – 0.0%
455,000	National Health Investors, Inc., 3.000%, 2/01/2031	343,451

	Health Insurance – 0.1%
150,000	Centene Corp., 2.450%, 7/15/2028	130,500
740,000	Molina Healthcare, Inc., 4.375%, 6/15/2028, 144A	688,415

		818,915

	Healthcare – 0.1%
475,000	Charles River Laboratories International, Inc., 4.250%, 5/01/2028, 144A	444,546
170,000	Tenet Healthcare Corp., 4.625%, 6/15/2028	156,801

		601,347

	Independent Energy – 3.3%
3,095,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	2,792,285
1,670,000	Aker BP ASA, 4.000%, 1/15/2031, 144A	1,516,429
985,000	Continental Resources, Inc., 2.875%, 4/01/2032, 144A	764,848
5,610,000	Continental Resources, Inc., 5.750%, 1/15/2031, 144A	5,391,119
1,515,000	Energean Israel Finance Ltd., 5.375%, 3/30/2028, 144A	1,352,137
2,185,000	EQT Corp., 3.625%, 5/15/2031, 144A	1,893,987
3,045,000	EQT Corp., 3.900%, 10/01/2027	2,862,056
585,000	EQT Corp., 5.000%, 1/15/2029	554,682
1,480,000	Leviathan Bond Ltd., 6.125%, 6/30/2025, 144A	1,437,376
740,000	Leviathan Bond Ltd., 6.500%, 6/30/2027, 144A	709,756
3,240,000	Occidental Petroleum Corp., 5.550%, 3/15/2026	3,264,300
115,000	Occidental Petroleum Corp., 6.125%, 1/01/2031	119,313
180,000	Occidental Petroleum Corp., 7.875%, 9/15/2031	202,178

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
Non-Convertible Bonds – continued
	Independent Energy – continued
$180,000	Occidental Petroleum Corp., 8.875%, 7/15/2030	$209,365
320,000	Ovintiv, Inc., 6.500%, 8/15/2034	323,506
140,000	Ovintiv, Inc., 6.500%, 2/01/2038	139,647
695,000	Ovintiv, Inc., 6.625%, 8/15/2037	701,033
90,000	Ovintiv, Inc., 7.200%, 11/01/2031	95,739
85,000	Ovintiv, Inc., 7.375%, 11/01/2031	91,570
385,000	Ovintiv, Inc., 8.125%, 9/15/2030	427,353
380,000	Southwestern Energy Co., 4.750%, 2/01/2032	335,536
870,000	Var Energi ASA, 7.500%, 1/15/2028, 144A	900,703
410,000	Var Energi ASA, 8.000%, 11/15/2032, 144A	436,359

		26,521,277

	Industrial Other – 0.1%
500,000	TopBuild Corp., 4.125%, 2/15/2032, 144A	417,825

	Leisure – 1.0%
1,880,000	Carnival Corp., 5.750%, 3/01/2027, 144A	1,542,220
580,000	Carnival Corp., 6.000%, 5/01/2029, 144A	461,100
1,560,000	NCL Corp. Ltd., 5.875%, 3/15/2026, 144A	1,327,685
1,405,000	NCL Corp. Ltd., 5.875%, 2/15/2027, 144A	1,310,064
570,000	NCL Finance Ltd., 6.125%, 3/15/2028, 144A	461,837
240,000	Royal Caribbean Cruises Ltd., 4.250%, 7/01/2026, 144A	215,400
3,090,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028, 144A	2,728,115

		8,046,421

	Life Insurance – 0.1%
1,110,000	Global Atlantic Finance Co., 4.400%, 10/15/2029, 144A	982,738

	Local Authorities – 0.0%
67,000,000	Provincia de Buenos Aires, Argentina Badlar Floating Rate Notes + 3.750% 73.663%, 4/12/2025, 144A, (ARS)(b)	148,115

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
Non-Convertible Bonds – continued
	Lodging – 0.8%
$435,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 4.875%, 7/01/2031, 144A	$371,494
585,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 5.000%, 6/01/2029, 144A	519,589
1,230,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.875%, 4/01/2027	1,213,297
805,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029, 144A	685,256
1,000,000	Travel & Leisure Co., 4.500%, 12/01/2029, 144A	867,194
1,535,000	Travel & Leisure Co., 4.625%, 3/01/2030, 144A	1,313,658
195,000	Travel & Leisure Co., 6.000%, 4/01/2027	193,450
945,000	Travel & Leisure Co., 6.625%, 7/31/2026, 144A	948,671

		6,112,609

	Media Entertainment – 2.0%
1,815,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	1,433,850
2,400,000	iHeartCommunications, Inc., 5.250%, 8/15/2027, 144A	1,962,000
1,175,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	854,813
1,040,000	Netflix, Inc., 4.875%, 4/15/2028	1,034,800
1,430,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	1,423,629
860,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	873,704
1,325,000	Netflix, Inc., 5.875%, 11/15/2028	1,392,376
1,705,000	Netflix, Inc., 6.375%, 5/15/2029	1,825,544
1,025,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.000%, 8/15/2027, 144A	923,351
600,000	Playtika Holding Corp., 4.250%, 3/15/2029, 144A	499,500
805,000	Warnermedia Holdings, Inc., 3.755%, 3/15/2027, 144A	758,374
855,000	Warnermedia Holdings, Inc., 4.054%, 3/15/2029, 144A	795,090
2,555,000	Warnermedia Holdings, Inc., 4.279%, 3/15/2032, 144A	2,279,775

		16,056,806

	Metals & Mining – 1.2%
4,180,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	4,054,628

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
Non-Convertible Bonds – continued
	Metals & Mining – continued
$ 3,870,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	$3,866,827
1,930,000	FMG Resources August 2006 Pty. Ltd., 4.500%, 9/15/2027, 144A	1,853,379

		9,774,834

	Midstream – 0.4%
165,000	EnLink Midstream LLC, 6.500%, 9/01/2030, 144A	166,850
490,000	Hess Midstream Operations LP, 4.250%, 2/15/2030, 144A	437,619
640,000	Hess Midstream Operations LP, 5.625%, 2/15/2026, 144A	633,536
555,000	Targa Resources Corp., 6.125%, 3/15/2033	574,711
1,770,000	Western Midstream Operating LP, 3.350%, 2/01/2025	1,690,261
15,000	Western Midstream Operating LP, 6.150%, 4/01/2033	15,203

		3,518,180

	Non-Agency Commercial Mortgage-Backed Securities – 5.2%
2,995,000	Barclays Commercial Mortgage Securities Trust, Series 2020-BID, Class B, 1 mo. USD LIBOR + 2.540%, 7.224%, 10/15/2037, 144A(b)	2,884,088
2,155,000	BPR Trust, Series 2021-NRD, Class F, 1 mo. USD SOFR + 6.870%, 11.530%, 12/15/2038, 144A(b)	1,894,087
2,040,000	Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class D, 4.942%, 5/10/2047, 144A(a)	1,364,337
2,585,000	Commercial Mortgage Trust, Series 2012-CR3, Class B, 3.922%, 10/15/2045, 144A	2,237,264
140,000	Commercial Mortgage Trust, Series 2012-LC4, Class C, 5.302%, 12/10/2044(a)	118,467
1,890,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class D, 4.373%, 9/15/2037, 144A	1,421,399
5,680,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037, 144A	3,150,135
750,000	DBUBS Mortgage Trust, Series 2017-BRBK, Class D, 3.530%, 10/10/2034, 144A(a)	650,979
600,358	Extended Stay America Trust, Series 2021-ESH, Class D, 1 mo. USD LIBOR + 2.250%, 6.935%, 7/15/2038, 144A(b)	571,749
982,902	GS Mortgage Securities Corp. Trust, Series 2013-G1, Class B, 3.872%, 4/10/2031, 144A(a)	914,099
3,195,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class D, 3.550%, 3/05/2033, 144A(a)	2,314,653
540,000	GS Mortgage Securities Trust, Series 2011-GC5, Class C, 5.156%, 8/10/2044, 144A(a)	313,686
3,905,000	GS Mortgage Securities Trust, Series 2011-GC5, Class D, 5.156%, 8/10/2044, 144A(a)	1,409,314
845,000	GS Mortgage Securities Trust, Series 2014-GC18, Class B, 4.885%, 1/10/2047(a)	699,432
1,945,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class C, 5.360%, 2/15/2046, 144A(a)	1,811,054

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
Non-Convertible Bonds – continued
	Non-Agency Commercial Mortgage-Backed Securities – continued
$2,435,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class C, 3.784%, 12/15/2047, 144A(a)	$2,300,489
961,865	Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.213%, 6/15/2044, 144A(a)	865,679
2,515,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.213%, 6/15/2044, 144A(a)	1,841,387
1,060,000	Starwood Retail Property Trust, Series 2014-STAR, Class C, 1 mo. USD LIBOR + 2.750%, 7.435%, 11/15/2027, 144A(b)(c)	394,394
4,243,654	Starwood Retail Property Trust, Series 2014-STAR, Class D, 1 mo. USD LIBOR + 3.500%, 8.185%, 11/15/2027, 144A(b)(c)(g)	947,031
3,575,000	Starwood Retail Property Trust, Series 2014-STAR, Class E, 1 mo. USD LIBOR + 4.400%, 9.085%, 11/15/2027, 144A(b)(c)(g)	220,644
1,370,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class E, 4.544%, 5/10/2063, 144A(a)(g)	21,920
3,094,293	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, 4.364%, 7/15/2046(a)	2,308,995
1,690,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class B, 3.671%, 11/15/2059(a)	1,433,563
440,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class C, 4.134%, 11/15/2059(a)	328,311
4,885,000	Wells Fargo Commercial Mortgage Trust, Series 2019-JWDR, Class C, 3.038%, 9/15/2031, 144A(a)	4,292,996
2,873,701	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.379%, 3/15/2044, 144A(a)	926,769
1,699,593	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class E, 4.846%, 6/15/2044, 144A(a)	1,186,175
2,245,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class C, 4.328%, 12/15/2045(a)	1,638,843
1,570,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B, 4.378%, 5/15/2047	1,248,280

		41,710,219

	Other REITs – 0.0%
215,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/01/2025, 144A	189,156

	Pharmaceuticals – 2.6%
1,980,000	Bausch Health Cos., Inc., 4.875%, 6/01/2028, 144A	1,168,200
1,325,000	Bausch Health Cos., Inc., 5.000%, 1/30/2028, 144A	503,500
145,000	Bausch Health Cos., Inc., 5.000%, 2/15/2029, 144A	56,792
685,000	Bausch Health Cos., Inc., 5.250%, 1/30/2030, 144A	255,628
165,000	Bausch Health Cos., Inc., 6.250%, 2/15/2029, 144A	65,865
270,000	Bausch Health Cos., Inc., 7.000%, 1/15/2028, 144A	107,249
380,000	Grifols Escrow Issuer SA, 4.750%, 10/15/2028, 144A	311,600

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
Non-Convertible Bonds – continued
	Pharmaceuticals – continued
795,000	Teva Pharmaceutical Finance Netherlands II BV, 6.000%, 1/31/2025, (EUR)	$870,727
1,225,000	Teva Pharmaceutical Finance Netherlands II BV, 7.375%, 9/15/2029, (EUR)	1,345,119
1,030,000	Teva Pharmaceutical Finance Netherlands II BV, 7.875%, 9/15/2031, (EUR)	1,150,635
5,755,000	Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 7/21/2023	5,690,429
920,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	832,600
10,035,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	6,686,272
200,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 5/09/2027	186,686
635,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/09/2029	575,127
435,000	Teva Pharmaceutical Finance Netherlands III BV, 7.875%, 9/15/2029	455,119
305,000	Teva Pharmaceutical Finance Netherlands III BV, 8.125%, 9/15/2031	320,159

		20,581,707

	Restaurants – 0.3%
2,515,000	1011778 BC ULC/New Red Finance, Inc., 4.375%, 1/15/2028, 144A	2,321,722

	Retailers – 0.1%
1,300,000	Lithia Motors, Inc., 3.875%, 6/01/2029, 144A	1,124,136

	Technology – 3.1%
1,020,000	Broadcom, Inc., 3.137%, 11/15/2035, 144A	784,440
2,865,000	Broadcom, Inc., 4.150%, 11/15/2030	2,657,032
2,115,000	CDW LLC/CDW Finance Corp., 3.250%, 2/15/2029	1,860,121
1,030,000	CDW LLC/CDW Finance Corp., 3.276%, 12/01/2028	910,201
85,000	CDW LLC/CDW Finance Corp., 3.569%, 12/01/2031	73,111
970,000	CDW LLC/CDW Finance Corp., 4.250%, 4/01/2028	903,944
1,615,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	1,180,840
3,815,000	CommScope, Inc., 7.125%, 7/01/2028, 144A	2,813,715
330,000	Everi Holdings, Inc., 5.000%, 7/15/2029, 144A	293,725
395,000	Global Payments, Inc., 2.900%, 11/15/2031	323,480
225,000	Global Payments, Inc., 5.400%, 8/15/2032	220,607

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
Non-Convertible Bonds – continued
	Technology – continued
$ 1,700,000	Leidos, Inc., 5.750%, 3/15/2033	$1,737,470
340,000	Micron Technology, Inc., 5.875%, 2/09/2033	343,758
3,560,000	Micron Technology, Inc., 6.750%, 11/01/2029	3,781,862
330,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.400%, 5/01/2030	296,733
730,000	Open Text Corp., 6.900%, 12/01/2027, 144A	753,068
1,000,000	SK Hynix, Inc., 6.500%, 1/17/2033, 144A	992,836
1,980,000	Trimble, Inc., 6.100%, 3/15/2033	1,998,802
670,000	Verisk Analytics, Inc., 5.750%, 4/01/2033	703,337
1,240,000	Western Digital Corp., 2.850%, 2/01/2029	1,007,426
1,780,000	Western Digital Corp., 4.750%, 2/15/2026	1,707,829

		25,344,337

	Transportation Services – 0.3%
1,865,000	GMR Hyderabad International Airport Ltd., 4.750%, 2/02/2026, 144A	1,737,154
715,000	Rand Parent LLC, 8.500%, 2/15/2030, 144A	672,029

		2,409,183

	Treasuries – 10.7%
338,660,000	Republic of South Africa Government Bonds, Series 2037, 8.500%, 1/31/2037, (ZAR)	15,294,384
12,125,000	U.S. Treasury Notes, 1.375%, 8/31/2023	11,958,755
12,700,000	U.S. Treasury Notes, 4.250%, 9/30/2024	12,685,613
12,675,000	U.S. Treasury Notes, 4.250%, 12/31/2024(h)	12,686,388
16,915,000	U.S. Treasury Notes, 4.375%, 10/31/2024	16,934,822
16,925,000	U.S. Treasury Notes, 4.500%, 11/30/2024	16,991,113

		86,551,075

	Wireless – 1.3%
3,190,000	HTA Group Ltd., 7.000%, 12/18/2025, 144A	3,020,930
1,695,000	IHS Holding Ltd., 5.625%, 11/29/2026, 144A	1,420,579
1,040,000	IHS Holding Ltd., 6.250%, 11/29/2028, 144A	833,040

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
Non-Convertible Bonds – continued
	Wireless – continued
$395,000	Kenbourne Invest SA, 6.875%, 11/26/2024, 144A	$297,625
2,745,000	SBA Communications Corp., 3.875%, 2/15/2027	2,591,372
1,630,000	SoftBank Group Corp., 4.625%, 7/06/2028	1,367,488
750,000	SoftBank Group Corp., 5.250%, 7/06/2031	627,375
		10,158,409

	Total Non-Convertible Bonds (Identified Cost $734,203,298)	622,326,750

Convertible Bonds – 4.0%
	Airlines – 0.6%
915,000	JetBlue Airways Corp., 0.500%, 4/01/2026	701,805
3,680,000	Southwest Airlines Co., 1.250%, 5/01/2025	4,180,480

		4,882,285

	Cable Satellite – 0.7%
35,000	Cable One, Inc., Zero Coupon, 6.042%, 3/15/2026(i)	27,615
1,345,000	DISH Network Corp., Zero Coupon, 0.000%-9.514%, 12/15/2025(e)	710,900
1,170,000	DISH Network Corp., 2.375%, 3/15/2024	1,035,450
8,005,000	DISH Network Corp., 3.375%, 8/15/2026	4,122,575

		5,896,540

	Consumer Cyclical Services – 0.3%
235,000	Peloton Interactive, Inc., Zero Coupon, 0.519%-0.987%, 2/15/2026(e)	177,613
2,705,000	Uber Technologies, Inc., Zero Coupon, 0.000%-5.582%, 12/15/2025(e)	2,375,964

		2,553,577

	Gaming – 0.1%
615,000	Penn Entertainment, Inc., 2.750%, 5/15/2026	883,755

	Healthcare – 0.5%
4,960,000	Teladoc Health, Inc., 1.250%, 6/01/2027	3,825,614

	Leisure – 0.1%
1,340,000	NCL Corp. Ltd., 1.125%, 2/15/2027	960,150

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
Convertible Bonds – continued
	Media Entertainment – 0.3%
$1,340,000	Snap, Inc., Zero Coupon, 6.697%-7.641%, 5/01/2027(e)	$976,190
1,160,000	Spotify USA, Inc., Zero Coupon, 5.189%-5.777%, 3/15/2026(e)	970,920

		1,947,110

	Pharmaceuticals – 1.1%
2,990,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	3,067,677
3,745,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	3,906,056
855,000	Guardant Health, Inc., Zero Coupon, 0.000%, 11/15/2027(i)	573,132
1,015,000	Ionis Pharmaceuticals, Inc., Zero Coupon, 0.000%, 4/01/2026(i)	921,113
505,000	Livongo Health, Inc., 0.875%, 6/01/2025	448,718

		8,916,696

	Technology – 0.3%
85,000	Bentley Systems, Inc., 0.375%, 7/01/2027	71,740
1,005,000	Splunk, Inc., 1.125%, 6/15/2027	858,773
2,275,000	Unity Software, Inc., Zero Coupon, 0.000%-8.213%, 11/15/2026(e)	1,761,987

		2,692,500

	Total Convertible Bonds (Identified Cost $41,431,286)	32,558,227

	Total Bonds and Notes (Identified Cost $775,634,584)	654,884,977

Senior Loans – 1.1%
	Cable Satellite – 0.3%
1,930,000	Ziggo BV, 2019 EUR Term Loan H, 6 mo. EURIBOR + 3.000%, 6.102%, 1/31/2029, (EUR)(b)(j)	1,967,500

	Consumer Cyclical Services – 0.1%
1,047,375	Uber Technologies, Inc., 2023 Term Loan B, 3 mo. USD SOFR + 2.750%, 7.870%, 3/03/2030(b)(j)	1,044,432

	Leisure – 0.2%
807,955	Carnival Corp., 2021 Incremental Term Loan B, 1 mo. USD LIBOR + 3.250%, 8.090%, 10/18/2028(b)(k)	788,006
1,052,295	Carnival Corp., USD Term Loan B, 1 mo. USD LIBOR + 3.000%, 7.840%, 6/30/2025(b)(k)	1,036,247

		1,824,253

	Media Entertainment – 0.3%
2,205,185	Playtika Holding Corp., 2021 Term Loan, 1 mo. USD LIBOR + 2.750%, 7.590%, 3/13/2028(b)(j)	2,187,455

Principal Amount (‡)	Description	Value (†)

Senior Loans – continued
	Property & Casualty Insurance – 0.0%
$244,388	AmWINS Group, Inc., 2023 Incremental Term Loan B, 1 mo. USD SOFR + 2.750%, 7.657%, 2/19/2028(b)(k)	$242,860

	Technology – 0.1%
975,000	Open Text Corp., 2022 Term Loan B, 1/31/2030(l)	971,139

	Transportation Services – 0.1%
555,000	Rand Parent LLC, 2023 Term Loan B, 3 mo. USD SOFR + 4.250%, 9.127%, 3/17/2030(b)(j)	520,485

	Total Senior Loans (Identified Cost $8,974,905)	8,758,124

Collateralized Loan Obligations – 8.5%
1,740,000	AGL CLO 3 Ltd., Series 2020-3A, Class D, 3 mo. USD LIBOR + 3.300%, 8.092%, 1/15/2033, 144A(b)	1,626,952
395,000	AIG CLO LLC, Series 2021-2A, Class A, 3 mo. USD LIBOR + 1.170%, 5.978%, 7/20/2034, 144A(b)	385,333
3,460,000	AIMCO CLO 11 Ltd., Series 2020-11A, Class DR, 3 mo. USD LIBOR + 3.000%, 7.792%, 10/17/2034, 144A(b)	3,273,136
1,325,000	AIMCO CLO 12 Ltd., Series 2020-12A, Class AR, 3 mo. USD SOFR + 1.170%, 5.828%, 1/17/2032, 144A(b)	1,303,240
480,000	Apidos CLO XX, Series 2015-20A, Class BRR, 3 mo. USD LIBOR + 1.950%, 6.742%, 7/16/2031, 144A(b)	454,898
3,175,000	Apidos CLO XXIII, Series 2015-23A, Class CR, 3 mo. USD LIBOR + 2.000%, 6.792%, 4/15/2033, 144A(b)	2,994,333
500,000	ARES LIX CLO Ltd., Series 2021-59A, Class E, 3 mo. USD LIBOR + 6.250%, 11.068%, 4/25/2034, 144A(b)	456,098
1,105,000	Atlas Senior Loan Fund Ltd., Series 2021-16A, Class D, 3 mo. USD LIBOR + 3.700%, 8.508%, 1/20/2034, 144A(b)	957,507
400,000	Ballyrock CLO Ltd., Series 2018-1A, Class C, 3 mo. USD LIBOR + 3.150%, 7.958%, 4/20/2031, 144A(b)	360,822
850,000	Barings CLO Ltd., Series 2019-4A, Class C, 3 mo. USD LIBOR + 2.800%, 7.592%, 1/15/2033, 144A(b)	829,198
1,830,000	Basswood Park CLO Ltd., Series 2021-1A, Class D, 3 mo. USD LIBOR + 2.650%, 7.458%, 4/20/2034, 144A(b)	1,685,891
445,000	Battalion CLO XVI Ltd., Series 2019 16A, Class DR, 3 mo. USD LIBOR + 3.250%, 8.058%, 12/19/2032, 144A(b)	393,539
915,000	Bristol Park CLO Ltd., Series 2016-1A, Class CR, 3 mo. USD LIBOR + 1.950%, 6.742%, 4/15/2029, 144A(b)	863,392
455,000	Burnham Park CLO Ltd., Series 2016-1A, Class CR, 3 mo. USD LIBOR + 2.150%, 6.958%, 10/20/2029, 144A(b)	436,225
400,000	Carbone CLO Ltd., Series 2017-1A, Class B, 3 mo. USD LIBOR + 1.800%, 6.608%, 1/20/2031, 144A(b)	385,532
970,000	CarVal CLO IV Ltd., Series 2021-1A, Class D, 3 mo. USD LIBOR + 3.250%, 8.058%, 7/20/2034, 144A(b)	877,388
730,000	CIFC Funding Ltd., Series 2013-2A, Class A3LR, 3 mo. USD LIBOR + 1.950%, 6.742%, 10/18/2030, 144A(b)	682,454
265,000	CIFC Funding Ltd., Series 2014-2RA, Class A3, 3 mo. USD LIBOR + 1.900%, 6.716%, 4/24/2030, 144A(b)	252,776
875,000	Dryden 45 Senior Loan Fund, Series 2016-45A, Class ER, 3 mo. USD LIBOR + 5.850%, 10.642%, 10/15/2030, 144A(b)	723,749
250,000	Dryden 64 CLO Ltd., Series 2018-64A, Class C, 3 mo. USD LIBOR + 1.750%, 6.545%, 4/18/2031, 144A(b)	234,553

Principal Amount (‡)	Description	Value (†)

Collateralized Loan Obligations – continued
$300,000	Dryden XXVI Senior Loan Fund, Series 2013-26A, Class CR, 3 mo. USD LIBOR + 1.850%, 6.642%, 4/15/2029, 144A(b)	$286,028
1,405,000	Galaxy XXVI CLO Ltd., Series 2018-26A, Class E, 3 mo. USD LIBOR + 5.850%, 10.759%, 11/22/2031, 144A(b)	1,194,171
2,435,000	Generate CLO 7 Ltd., Series 7A, Class D, 3 mo. USD LIBOR + 3.800%, 8.615%, 1/22/2033, 144A(b)	2,287,305
650,000	Gilbert Park CLO Ltd., Series 2017-1A, Class D, 3 mo. USD LIBOR + 2.950%, 7.742%, 10/15/2030, 144A(b)	598,144
320,000	GoldenTree Loan Management U.S. CLO 3 Ltd., Series 2018-3A, Class C, 3 mo. USD LIBOR + 1.900%, 6.708%, 4/20/2030, 144A(b)	304,742
435,000	Golub Capital Partners CLO Ltd., Series 2019-41A, Class AR, 3 mo. USD LIBOR + 1.320%, 6.128%, 1/20/2034, 144A(b)	427,372
1,640,000	Greystone CRE Notes Ltd., Series 2021-HC2, Class A, 1 mo. USD SOFR + 1.914%, 6.742%, 12/15/2039, 144A(b)	1,597,014
1,550,000	Hayfin U.S. XII Ltd., Series 2020-12A, Class D, 3 mo. USD LIBOR + 4.160%, 8.968%, 1/20/2034, 144A(b)	1,468,554
310,000	LCM 30 Ltd., Series 30A, Class DR, 3 mo. USD LIBOR + 3.000%, 7.808%, 4/20/2031, 144A(b)	270,370
475,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class C, 3 mo. USD LIBOR + 2.150%, 6.965%, 1/23/2031, 144A(b)	462,856
300,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class D, 3 mo. USD LIBOR + 3.000%, 7.815%, 1/23/2031, 144A(b)	284,814
3,300,000	Neuberger Berman CLO XIV Ltd., Series 2013-14A, Class CR2, 3 mo. USD LIBOR + 1.900%, 6.702%, 1/28/2030, 144A(b)	3,107,254
575,000	Neuberger Berman Loan Advisers CLO Ltd., Series 2021-45A, Class A, 3 mo. USD LIBOR + 1.130%, 5.922%, 10/14/2035, 144A(b)	560,643
2,100,000	Oaktree CLO Ltd., Series 2019-4A, Class E, 3 mo. USD LIBOR + 7.230%, 12.038%, 10/20/2032, 144A(b)	1,914,306
495,000	Octagon Investment Partners 39 Ltd., Series 2018-3A, Class E, 3 mo. USD LIBOR + 5.750%, 10.558%, 10/20/2030, 144A(b)	423,258
920,000	Octagon Investment Partners XXII Ltd., Series 2014-1A, Class CRR, 3 mo. USD LIBOR + 1.900%, 6.715%, 1/22/2030, 144A(b)	863,232
445,000	OHA Credit Funding 2 Ltd., Series 2019-2A, Class ER, 3 mo. USD LIBOR + 6.360%, 11.175%, 4/21/2034, 144A(b)	408,170
1,900,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class ER, 3 mo. USD LIBOR + 6.250%, 11.058%, 7/02/2035, 144A(b)	1,719,500
5,105,000	OHA Credit Funding 4 Ltd., Series 2019-4A, Class ER, 3 mo. USD LIBOR + 6.400%, 11.215%, 10/22/2036, 144A(b)	4,885,402
1,745,000	OHA Credit Funding 5 Ltd., Series 2020-5A, Class C, 3 mo. USD LIBOR + 2.000%, 6.795%, 4/18/2033, 144A(b)	1,681,578
1,095,000	OHA Credit Partners XVI, Series 2021-16A, Class A, 3 mo. USD LIBOR + 1.150%, 5.945%, 10/18/2034, 144A(b)	1,070,866
2,245,000	OHA Loan Funding Ltd., Series 2013-1A, Class DR2, 3 mo. USD LIBOR + 3.050%, 7.865%, 7/23/2031, 144A(b)	2,093,371
1,570,000	OHA Loan Funding Ltd., Series 2016-1A, Class CR, 3 mo. USD LIBOR + 1.950%, 6.758%, 1/20/2033, 144A(b)	1,480,816
2,050,000	OZLM XXIII Ltd., Series 2019-23A, Class DR, 3 mo. USD LIBOR + 3.750%, 8.542%, 4/15/2034, 144A(b)	1,816,558
300,000	Palmer Square CLO Ltd., Series 2015-2A, Class BR2, 3 mo. USD LIBOR + 1.950%, 6.758%, 7/20/2030, 144A(b)	284,494
2,610,000	Parallel Ltd., Series 2017-1A, Class CR, 3 mo. USD LIBOR + 2.000%, 6.808%, 7/20/2029, 144A(b)	2,523,358
1,045,000	Pikes Peak CLO 1, Series 2018-1A, Class D, 3 mo. USD LIBOR + 3.150%, 7.966%, 7/24/2031, 144A(b)	955,682
1,190,000	Point Au Roche Park CLO Ltd., Series 2021-1A, Class D, 3 mo. USD LIBOR + 2.800%, 7.608%, 7/20/2034, 144A(b)	1,099,208

Principal Amount (‡)	Description	Value (†)

Collateralized Loan Obligations – continued
$2,110,000	Post CLO Ltd., Series 2023-1A, Class A, 3 mo. USD SOFR + 1.950%, 6.829%, 4/20/2036, 144A(b)	$2,103,358
340,000	Recette CLO Ltd., Series 2015-1A, Class DRR, 3 mo. USD LIBOR + 3.250%, 8.058%, 4/20/2034, 144A(b)	313,784
2,565,000	Rockford Tower CLO Ltd., Series 2017-2A, Class CR, 3 mo. USD LIBOR + 1.900%, 6.692%, 10/15/2029, 144A(b)	2,439,759
2,000,000	Rockford Tower CLO Ltd., Series 2018-1A, Class A, 3 mo. USD LIBOR + 1.100%, 6.015%, 5/20/2031, 144A(b)	1,968,304
994,966	Shackleton CLO Ltd., Series 2017-10A, Class AR2, 3 mo. USD LIBOR + 0.890%, 5.698%, 4/20/2029, 144A(b)	983,366
1,030,000	Signal Peak CLO 1 Ltd., Series 2014-1A, Class AR3, 3 mo. USD LIBOR + 1.160%, 5.952%, 4/17/2034, 144A(b)	1,004,659
920,000	TCW CLO Ltd., Series 2018-1A,Class D, 3 mo. USD LIBOR + 2.910%, 7.728%, 4/25/2031, 144A(b)	819,015
1,030,000	TICP CLO VII Ltd., Series 2017-7A, Class CR, 3 mo. USD LIBOR + 2.150%, 6.942%, 4/15/2033, 144A(b)	981,151
610,000	TICP CLO XV Ltd., Series 2020-15A, Class C, 3 mo. USD LIBOR + 2.150%, 6.958%, 4/20/2033, 144A(b)	592,334
895,000	TRESTLES CLO II Ltd., Series 2018-2A, Class D, 3 mo. USD LIBOR + 5.750%, 10.568%, 7/25/2031, 144A(b)	755,854
895,000	Verde CLO Ltd., Series 2019-1A, Class AR, 3 mo. USD LIBOR + 1.100%, 5.892%, 4/15/2032, 144A(b)	878,003

	Total Collateralized Loan Obligations (Identified Cost $70,200,946)	68,085,669

Shares

Common Stocks – 2.0%
	Aerospace & Defense – 0.0%
698	Lockheed Martin Corp.	329,966

	Air Freight & Logistics – 0.0%
1,613	United Parcel Service, Inc., Class B	312,906

	Beverages – 0.0%
4,726	Coca-Cola Co.	293,154

	Biotechnology – 0.1%
2,747	AbbVie, Inc.	437,789

	Capital Markets – 0.0%
213	BlackRock, Inc.	142,523
2,249	Morgan Stanley	197,462

		339,985

	Communications Equipment – 0.0%
2,771	Cisco Systems, Inc.	144,854

	Construction Materials – 0.2%
240,838	Cemex SAB de CV, ADR(g)	1,331,834

	Consumer Staples Distribution & Retail – 0.1%
256	Costco Wholesale Corp.	127,199

Shares	Description	Value (†)

Common Stocks – continued
	Consumer Staples Distribution & Retail – continued
1,736	Walmart, Inc.	$255,973

		383,172

	Containers & Packaging – 0.0%
938	Packaging Corp. of America	130,223

	Electric Utilities – 0.1%
1,830	Duke Energy Corp.	176,540
3,245	NextEra Energy, Inc.	250,125

		426,665

	Electrical Equipment – 0.0%
1,420	Emerson Electric Co.	123,739

	Ground Transportation – 0.0%
923	Union Pacific Corp.	185,763

	Health Care Equipment & Supplies – 0.0%
2,124	Abbott Laboratories	215,076

	Health Care Providers & Services – 0.1%
477	Elevance Health, Inc.	219,329
452	UnitedHealth Group, Inc.	213,611

		432,940

	Hotels, Restaurants & Leisure – 0.0%
3,110	Starbucks Corp.	323,844

	Household Products – 0.1%
2,638	Procter & Gamble Co.	392,244

	IT Services – 0.0%
659	Accenture PLC, Class A	188,349

	Life Sciences Tools & Services – 0.0%
331	Thermo Fisher Scientific, Inc.	190,778

	Machinery – 0.1%
539	Cummins, Inc.	128,756
611	Deere & Co.	252,270

		381,026

	Media – 0.2%
277,733	Altice USA, Inc., Class A(g)	949,847
8,061	Comcast Corp., Class A	305,592

		1,255,439

	Metals & Mining – 0.0%
3,674	Newmont Corp.	180,099

	Oil, Gas & Consumable Fuels – 0.6%
14,685	California Resources Corp.	565,372
14,716	Canadian Natural Resources Ltd.	814,531
14,837	Devon Energy Corp.	750,901

Shares	Description	Value (†)

Common Stocks – continued
	Oil, Gas & Consumable Fuels – continued
9,298	Diamondback Energy, Inc.	$1,256,811
6,864	EOG Resources, Inc.	786,820
2,984	Pioneer Natural Resources Co.	609,452
5,755	Williams Cos., Inc.	171,844

		4,955,731

	Pharmaceuticals – 0.1%
2,375	Bristol-Myers Squibb Co.	164,611
2,211	Johnson & Johnson	342,705
2,177	Merck & Co., Inc.	231,611

		738,927

	Semiconductors & Semiconductor Equipment – 0.1%
547	Broadcom, Inc.	350,922
3,434	Microchip Technology, Inc.	287,701
2,467	QUALCOMM, Inc.	314,740

		953,363

	Software – 0.1%
1,224	Microsoft Corp.	352,879

	Specialized REITs – 0.0%
1,032	American Tower Corp.	210,879

	Specialty Retail – 0.0%
642	Home Depot, Inc.	189,467

	Technology Hardware, Storage & Peripherals – 0.0%
1,954	Apple, Inc.	322,215

	Wireless Telecommunication Services – 0.1%
4,744	T-Mobile U.S., Inc.(g)	687,121

	Total Common Stocks (Identified Cost $19,450,509)	16,410,427

Preferred Stocks – 0.6%

Convertible Preferred Stocks – 0.6%
	Midstream – 0.0%
2,329	El Paso Energy Capital Trust I, 4.750%	107,064

	Technology – 0.1%
23,100	Clarivate PLC, Series A, 5.250%	948,717

	Wireless – 0.5%
3,501	2020 Cash Mandatory Exchangeable Trust, 5.250%, 144A	4,070,788

	Total Convertible Preferred Stocks (Identified Cost $6,477,979)	5,126,569

	Total Preferred Stocks (Identified Cost $6,477,979)	5,126,569

Shares	Description	Value (†)

Other Investments – 0.0%
	Aircraft ABS – 0.0%
900	ECAF I Blocker Ltd.(c)(m) (Identified Cost $9,000,000)	$61,425

Principal Amount(‡)

Short-Term Investments – 3.6%
$28,806,765	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2023 at 2.100% to be repurchased at $28,811,806 on 4/03/2023 collateralized by $30,140,000 U.S. Treasury Note, 2.875% due 6/15/2025 valued at $29,382,974 including accrued interest(n) (Identified Cost $28,806,765)	28,806,765

	Total Investments – 97.1% (Identified Cost $918,545,688)	782,133,956
	Other assets less liabilities – 2.9%	23,066,275

	Net Assets – 100.0%	$805,200,231

Written Options – (0.0%)

Description	Expiration Date	Exercise Price	Shares (††)	Notional Amount	Premiums (Received)	Value (†)

Options on Securities – (0.0%)
Apple, Inc., Call	4/21/2023	165.00	(1,500)	$(247,350)	$(2,096)	$(5,288)
Bristol-Myers Squibb Co., Call	4/21/2023	75.00	(1,400)	(97,034)	(878)	(28)
Broadcom, Inc., Call	4/21/2023	630.00	(400)	(256,616)	(3,347)	(8,980)
Cisco Systems, Inc., Call	4/21/2023	52.50	(1,900)	(99,323)	(964)	(1,093)
Coca-Cola Co., Call	4/21/2023	62.50	(3,700)	(229,511)	(1,877)	(2,331)
Costco Wholesale Corp., Call	4/21/2023	550.00	(200)	(99,374)	(1,023)	(29)
Cummins, Inc., Call	4/21/2023	270.00	(400)	(95,552)	(1,187)	(30)
Deere & Co., Call	4/21/2023	460.00	(400)	(165,152)	(2,247)	(148)
Elevance Health, Inc., Call	4/21/2023	510.00	(300)	(137,943)	(2,630)	(82)
Lockheed Martin Corp., Call	4/21/2023	500.00	(500)	(236,365)	(4,134)	(613)
Merck & Co., Inc., Call	4/21/2023	115.00	(1,700)	(180,863)	(2,222)	(178)
Microchip Technology, Inc., Call	4/21/2023	90.00	(2,700)	(226,206)	(2,908)	(1,485)
Morgan Stanley, Call	4/21/2023	105.00	(1,700)	(149,260)	(2,341)	(59)
Packaging Corp. of America, Call	4/21/2023	145.00	(600)	(83,298)	(796)	(390)
QUALCOMM, Inc., Call	4/21/2023	140.00	(1,900)	(242,402)	(2,826)	(665)
Starbucks Corp., Call	4/21/2023	115.00	(2,400)	(249,912)	(2,273)	(252)
Thermo Fisher Scientific, Inc., Call	4/21/2023	600.00	(200)	(115,274)	(1,133)	(830)
Union Pacific Corp., Call	4/21/2023	225.00	(600)	(120,756)	(1,330)	(90)
United Parcel Service, Inc., Call	4/21/2023	195.00	(1,100)	(213,389)	(2,252)	(3,658)

Description	Expiration Date	Exercise Price	Shares (††)	Notional Amount	Premiums (Received)	Value (†)

UnitedHealth Group, Inc., Call	4/21/2023	530.00	(200)	(94,518)	(1,014)	(67)

Total					$(39,478)	$(26,296)

(†)

Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. The Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Fund’s Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the Board’s oversight.

Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Futures contracts are valued at the closing settlement price on the exchange on which the valuation designee believes that, over time, they are traded most extensively. Domestic, exchange-traded index and single name equity option contracts (including options on exchange-traded funds) are valued at the mean of the National Best Bid and Offer quotations as determined by the Options Price Reporting Authority. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Option contracts on foreign indices are priced at the most recent settlement price. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Shares of open-end investment companies are valued at net asset value per share.

Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.

Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans and collateralized loan obligations are fair valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to fair value debt, unlisted equities, senior loans and collateralized loan obligations where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment. Forward foreign currency contracts are fair valued utilizing interpolated rates determined based on information provided by an independent pricing service. Bilateral credit default swaps are fair valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps are fair valued based on prices supplied by an independent pricing source. Centrally cleared swap agreements are fair valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers. Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers.

The Fund may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund’s investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund’s net asset value (“NAV”) is calculated. Fair valuation by the Fund’s valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(‡)	Principal Amount/Par Value stated in U.S. dollars unless otherwise noted.
(††)	Options on securities are expressed as shares.
(a)

Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of March 31, 2023 is disclosed.

(b)	Variable rate security. Rate as of March 31, 2023 is disclosed.
(c)	Level 3 security. Value has been determined using significant unobservable inputs.

(d)	Perpetual bond with no specified maturity date.
(e)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(f)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(g)	Non-income producing security.
(h)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(i)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(j)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark floor rate of 0.00%, to which the spread is added.
(k)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark floor rate of 0.75%, to which the spread is added.
(l)	Position is unsettled. Contract rate was not determined at March 31, 2023 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(m)	Securities subject to restriction on resale. At March 31, 2023, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
ECAF I Blocker Ltd.	6/18/2015	$9,000,000	$61,425	Less than 0.1%

(n)

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of March 31, 2023, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

144A

All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2023, the value of Rule 144A holdings amounted to $427,828,424 or 53.1% of net assets.

ABS	Asset-Backed Securities
ADR

An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

EURIBOR	Euro Interbank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
SAFEX	South African Futures Exchange
SLM	Sallie Mae
SOFR	Secured Overnight Financing Rate

ARS	Argentine Peso
COP	Colombian Peso
EUR	Euro
NOK	Norwegian Krone
ZAR	South African Rand

Swap Agreements

The Fund may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Fund may be either the protection buyer or the protection seller. As a protection buyer, the Fund has the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Fund has the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Fund may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Swap agreements are valued daily and fluctuations in the value are recorded as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded as part of unrealized appreciation (depreciation) on swap agreements. When received or paid, fees are recorded as realized gain or loss. Upfront premiums paid or received by the Fund are recorded as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Fund as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty.

At March 31, 2023, the Fund had the following open centrally cleared interest rate swap agreements:

Notional Value	Currency	Expiration Date	Fund Pays[1]	Fund Receives[1]	Market Value	Unrealized Appreciation (Depreciation) [2]
330,000,000	ZAR	5/07/2030	7.58%	3 mo. SAFEX-JIBAR	$1,014,910	$1,013,435

At March 31, 2023, the Fund had the following open centrally cleared credit default swap agreements:

Buy Protection

Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value(‡)	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)
CDX.NA.HY*.S40	(5.00%)	06/20/2028	23,520,000	$32,842	$(389,695)	$(422,537)
CDX.NA.HY*.S40	(5.00%)	06/20/2028	37,805,000	64,100	(626,379)	(690,479)

Total					$(1,016,074)	$(1,113,016)

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
[1]	Payments are made quarterly.
[2]	Differences between unrealized appreciation (depreciation) and market value, if any, are due to interest booked as part of the initial trades.
*	CDX.NA.HY is an index composed of North American high yield credit default swaps.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation). The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. When the Fund enters into a forward foreign currency contract, it is required to pledge cash or high-quality securities equal to a percentage of the notional amount of the contract to the counterparty as an independent amount of collateral. The Fund may pledge additional collateral to the counterparty to the extent of mark-to-market losses on open contracts.

At March 31, 2023, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America N.A.	4/28/2023	EUR	S	800,000	$876,413	$868,764	$7,649
Bank of America N.A.	6/05/2023	EUR	S	2,255,000	2,419,232	2,454,116	(34,884)
Barclays Bank PLC	4/28/2023	EUR	S	1,955,000	2,139,955	2,123,043	16,912
Morgan Stanley Capital Services LLC	4/11/2023	COP	S	5,186,874,000	1,034,478	1,112,652	(78,174)
Morgan Stanley Capital Services LLC	6/28/2023	ZAR	S	319,874,000	17,432,776	17,833,113	(400,337)

Total							$(488,834)

At March 31, 2023, the Fund had the following open forward cross currency contracts:

Counterparty	Settlement Date	Deliver/Units of Currency		Receive/Units of Currency		Notional Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	5/08/2023	EUR	3,975,187	NOK	44,152,000	$4,223,743	$(95,578)

Futures Contracts

The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At March 31, 2023, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2 Year U.S. Treasury Note	6/30/2023	350	$71,460,684	$72,258,594	$797,910
5 Year U.S. Treasury Note	6/30/2023	440	47,214,894	48,183,438	968,544

Total					$1,766,454

At March 31, 2023, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
30 Year U.S. Treasury Bond	6/21/2023	25	$3,152,231	$3,278,906	$(126,675)
Ultra 10 Year U.S. Treasury Note	6/21/2023	461	54,149,332	55,845,828	(1,696,496)
Ultra Long U.S. Treasury Bond	6/21/2023	107	14,578,526	15,100,375	(521,849)

Total					$(2,345,020)

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Fund has knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.

Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2023, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$31,255,013	$249,960	(a)	$31,504,973
ABS Whole Business	—	5,277,116	1,527,636		6,804,752
Non-Agency Commercial Mortgage-Backed Securities	—	40,148,150	1,562,069		41,710,219
All Other Non-Convertible Bonds*	—	542,306,806	—		542,306,806

Total Non-Convertible Bonds	—	618,987,085	3,339,665		622,326,750

Convertible Bonds*	—	32,558,227	—		32,558,227

Total Bonds and Notes	—	651,545,312	3,339,665		654,884,977

Senior Loans*	—	8,758,124	—		8,758,124
Collateralized Loan Obligations	—	68,085,669	—		68,085,669
Common Stocks*	16,410,427	—	—		16,410,427
Preferred Stocks
Wireless	—	4,070,788	—		4,070,788
All Other Preferred Stocks*	1,055,781	—	—		1,055,781

Total Preferred Stocks	1,055,781	4,070,788	—		5,126,569

Other Investments*	—	—	61,425		61,425
Short-Term Investments	—	28,806,765	—		28,806,765

Total Investments	17,466,208	761,266,658	3,401,090		782,133,956

Centrally Cleared Interest Rate Swap Agreements (unrealized appreciation)	—	1,013,435	—		1,013,435
Forward Foreign Currency Contracts (unrealized appreciation)	—	24,561	—		24,561
Futures Contracts (unrealized appreciation)	1,766,454	—	—		1,766,454

Total	$19,232,662	$762,304,654	$3,401,090		$784,938,406

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options*	$(26,296)	$—	$—	$(26,296)
Centrally Cleared Credit Default Swap Agreements (unrealized depreciation)	—	(1,113,016)	—	(1,113,016)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(608,973)	—	(608,973)
Futures Contracts (unrealized depreciation)	(2,345,020)	—	—	(2,345,020)

Total	$(2,371,316)	$(1,721,989)	$—	$(4,093,305)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(a)	Valued using broker-dealer bid prices.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. The Fund’s adviser may use internally developed models to validate broker-dealer bid prices that are only available from a single broker or market maker. Such securities are considered and classified as fair valued. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2022 and/or March 31, 2023:

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2022	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2023	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2023
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$—	$—	$249,960	$—	$—	$—	$249,960	$—
ABS Whole Business	—	—	—	17,636	1,510,000	—	—	—	1,527,636	17,636
Non-Agency Commercial Mortgage-Backed Securities	1,992,567	—	—	(430,498)	—	—	—	—	1,562,069	(430,498)
Other Investments
Aircraft ABS	61,425	—	—	—	—	—	—	—	61,425	—

Total	$2,053,992	$—	$—	$(412,862)	$1,759,960	$—	$—	$—	$3,401,090	$(412,862)

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used at period end include forward foreign currency contracts, futures contracts, option contracts and swap agreements.

The Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. The Fund may also use credit default swaps, as a protection seller, to gain investment exposure. As of March 31, 2023, the Fund engaged in credit default swap agreements (as a protection buyer) to hedge its credit exposure.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. As of March 31, 2023, the Fund engaged in forward foreign currency contracts for hedging purposes and to gain exposure to foreign currencies.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts and interest rate swap agreements to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. The Fund may also use futures contracts and interest rate swap agreements to gain investment exposure. As of March 31, 2023, the Fund engaged in futures contracts and interest rate swap agreements for hedging purposes and to manage duration and interest rate swap agreements to gain investment exposure and yield curve management.

The Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes and use futures and option contracts to gain investment exposure. As of March 31, 2023, the Fund engaged in option contracts for hedging purposes.

The following is a summary of derivative instruments for the Fund, as of March 31, 2023:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts	Swap agreements at value	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$24,561	$—	$—	$24,561

Exchange-traded/cleared asset derivatives
Interest rate contracts	$—	$1,766,454	$1,014,910	$2,781,364

Total asset derivatives	$24,561	$1,766,454	$1,014,910	$2,805,925

Liabilities	Options written at value	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts	Swap agreements at value	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$—	$(608,973)	$—	$—	$(608,973)

Exchange-traded/cleared liability derivatives
Interest rate contracts	$—	$—	$(2,345,020)	$—	$(2,345,020)
Credit contracts	—	—	—	(1,016,074)	(1,016,074)
Equity contracts	(26,296)	—	—	—	(26,296)

Total exchange-traded/cleared liability derivatives	$(26,296)	$—	$(2,345,020)	$(1,016,074)	$(3,387,390)

Total liability derivatives	$(26,296)	$(608,973)	$(2,345,020)	$(1,016,074)	$(3,996,363)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

OTC derivatives, including forward foreign currency contracts and swap agreements, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of the Fund declines beyond a certain threshold. As of March 31, 2023, the fair value of derivative positions subject to these provisions that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Counterparty:	Derivatives	Collateral Pledged
Bank of America N.A.	$(27,235)	$—
Barclays Bank PLC	(78,666)	—
Morgan Stanley Capital Services LLC	(478,511)	4,203,366

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund.

Industry Summary at March 31, 2023 (Unaudited)

Treasuries	10.7%
Banking	7.2
ABS Home Equity	7.0
Non-Agency Commercial Mortgage-Backed Securities	5.2
Cable Satellite	5.0
ABS Car Loan	4.9
ABS Other	3.9
Finance Companies	3.9
Pharmaceuticals	3.8
Technology	3.6
Independent Energy	3.3
Media Entertainment	2.6
Consumer Cyclical Services	2.3
Automotive	2.0
Other Investments, less than 2% each	19.6
Collateralized Loan Obligations	8.5
Short-Term Investments	3.6

Total Investments	97.1
Other assets less liabilities (including open written options, swap agreements, forward foreign currency and futures contracts)	2.9

Net Assets	100.0%